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                                                                   Exhibit 23.1b

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement of HealthCentral.com on Form S-8 of our report dated September 24, 1999, relating to the financial statements of Windom Health Enterprises, Inc.


/s/

PriceWaterhouseCoopers LLP

San Jose, California
December 7, 1999